VAN KAMPEN FOCUS PORTFOLIOS, SERIES 252
                   Forbes CommTech IndexTM Portfolio, Series 1

               SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 7, 2000

         Notwithstanding anything to the contrary in the prospectus, the Fee Table related to the Forbes CommTech IndexTM Portfolio, Series 1 is deleted and replaced with the following table.

TRANSACTION FEES (AS % OF OFFERING PRICE)
Initial sales charge(1)..................................        1.00%
Deferred sales charge(2).................................        1.95%
                                                            ----------
Maximum sales charge.....................................        2.95%
                                                            ==========

ESTIMATED ORGANIZATIONAL COSTS PER UNIT(3)...............   $  0.01920
                                                            ==========

ESTIMATED ANNUAL EXPENSES PER UNIT
Trustee's fee and operating expenses.....................   $  0.02580
Supervisory and evaluation fees..........................   $  0.00500
                                                            ----------
Estimated Total Annual Expenses per Unit.................   $  0.03080
                                                            ==========

ESTIMATED COSTS OVER TIME
                                1 year...................   $       35
                               3 years...................   $       85
                               5 years...................          N/A
                              10 years...................          N/A

         This fee table is intended to assist you in understanding the costs that you will bear and to present a comparison of fees. The "Estimated Costs Over Time" example illustrates the expenses you would pay on a $1,000 investment assuming a 5% annual return and redemption at the end of each period. The example assumes that you reinvest all distributions at the end of each yearand that you reinvest your investment into a new trust when the Portfolio terminates at the end of each 15-month period. Of course, you should not consider this example a representation of actual past or future expenses or annual rate of return which may differ from those assumed for this example. The sales charge and expenses are described under "Public Offering" and "Portfolio Operating Expenses".
---------------------
(1) The initial sales charge is the difference between the maximum sales charge and the deferred sales charge.
(2) The deferred sales charge for Forbes CommTech IndexTM Portfolio is actually equal to $0.195 per Unit. This amount will exceed the percentage above if the public offering price per Unit falls below $10 and will be less than the percentage above if the public offering price per Unit exceeds $10. The deferred sales charge accrues daily from February 10, 2001 through July 9, 2001. Your Portfolio pays a proportionate amount of this charge on the 10th day of each month beginning in the accrual period until paid in full.
(3) You will bear all or a portion of the expenses incurred in organizing and offering your Portfolio. The Trustee will deduct the actual amount of these expenses from your Portfolio at the end of the initial offering period.

Supplement Dated:  November 13, 2000